DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	9 Months Ended
Sep. 30, 2015
Derivative Instruments And Hedging Activities [Abstract]
Derivative Instruments And Hedging Activities

NOTE 9 – Derivative instruments and hedging activities:

The following table summarizes the notional amounts for hedged items, when transactions are designated as hedge accounting:
	September 30,	December 31,
	2015	2014
	U.S. $ in millions

Forward starting interest rate swap - cash flow hedge	$2,000	$-
Interest rate swap - fair value hedge	1,294	1,750
Cross-currency swap - cash flow hedge	588	1,875
Forecasted transactions - cash flow hedge	-	280

The following table summarizes the classification and fair values of derivative instruments:
	Fair value
	Designated as hedging instruments		Not designated as hedging instruments
	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014

Reported under	U.S. $ in millions

Asset derivatives:
Other current assets:
Cross-currency swaps - cash flow hedge	$-	$14	$-	$-
Option and forward contracts -cash flow hedge	-	14	-	-
Option and forward contracts	-	-	25	68
Other non-current assets:
Cross-currency swaps - cash flow hedge	72	6	-	-
Interest rate swaps—fair value hedge	19	-	-	-

Liability derivatives:
Other current liabilities:
Option and forward contracts -cash flow hedge	-	(1)	-	-
Option and forward contracts	-	-	(15)	(53)
Forward starting interest rate swaps - cash flow hedge	(14)	-
Senior notes and loans:
Interest rate swaps - fair value hedge	-	(43)	-	-

Derivatives on foreign exchange contracts mainly hedge Teva's balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, gains of $52 million and losses of $5 million were recognized under financial expenses-net for the nine months ended September 30, 2015 and 2014, respectively, and gains of $40 million and $34 million were recognized under financial expenses-net for the three months ended September 30, 2015 and 2014, respectively. Such gains and losses offset the revaluation of the balance sheet items also recorded under financial expenses-net.

With respect to the interest rate and cross-currency swap agreements, gains of $22 million and $32 million were recognized under financial expenses-net for the nine months ended September 30, 2015 and 2014, respectively, and gains of $6 million and $11 million were recognized under financial expenses-net for the three months ended September 30, 2015 and 2014, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

In connection with the debt tender offer completed in February 2015, Teva terminated certain of its derivatives designated as hedging instruments and recognized a loss of $36 million under financial expenses-net. See note 3.

During August and September 2015, Teva entered into forward starting interest rate swap agreements designated as cash flow hedges of anticipated future debt issuance, with respect to $2 billion notional amount. These agreements hedge the variability in anticipated future interest payments due to changes in the benchmark interest rate between the date the swap agreements were entered into and the expected date of future debt issuances in 2016, at which time these agreements are intended to be settled. Upon completion of a debt issuance and settlement of the swap agreements, the change in fair value of these instruments recorded as part of other comprehensive income (loss) will be amortized under financial expenses-net over the life of the debt.

During October 2015, Teva entered into additional forward starting interest rate swap agreements, designated as cash flow hedge of anticipated future debt issuance, with respect to $1 billion notional amount.